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                       TVSN - MYWEB E-COMMERCE PARTNERSHIP
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The Partners:             TVSN China (Holdings) Limited - a BVI company operating a television shopping and online retail business targeting Greater China ("TVSN").  For the purpose of this term sheet TVSN's online retail business for China is called "ITVSN", ITVSN is expected to launch in 1Q00.

                          MyWeb Inc.com - A US company operating, among other businesses, a TV portal in China ("MyWeb").

The Project:              MyWeb to use TVSN distribution channel for its e-commerce channel.

                          1. TVSN to fulfill e-commerce orders.  To be documented in a "Fulfillment
                             Services Agreement."

                          2. MyWeb to sell its top box product ("STB") through TVSN's network. To be documented in a "STB Distribution Agreement."

                          3. MyWeb to sell TVSN's products through its channel. To be documented in an "Online Retail Partnership Agreement."

Financial Relationship:   1. TVSN would fulfill e-commence orders generated by MyWeb online retail properties.  Such sales would `pass through' TVSN on a seamless basis and include a complete circle of services: order entry, customer profiling, warehousing, pick & pack, dispatch via courier, cash-on-delivery collection, COD refusal processing, returns processing, and customer service both online and telephone call center.  Such services would be provided to MyWeb [***].

                          2. MyWeb         [***]        and train a TVSN presenter to sell STBs. TVSN
                          would produce a 30-minute co-branded MyWeb television program designed to promote and sell the STBs. TVSN would earn [***] on each STB sold via the program. TVSN would air the program according to an agreed schedule and
                          MyWeb would barter promotion (in addition to item 3 below) on its TV portal to correspond to the value of the television airtime. TVSN would fulfill STB orders on a nationwide basis.

                          3. MyWeb would agree to provide prominent promotional space in its TV portal e-commerce or shopping channel for ITVSN. MyWeb would receive [***] of net merchandise sales for all sales resulting from MyWeb traffic.

Optional Barter:          MyWeb and TVSN may negotiate in good faith to barter TVSN
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[***]     Portions of this page have been omitted pursuant to a request for
          Confidential Treatment and filed separately with the Commission.


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                     TV airtime, in the form of a dedicated MyWeb show which would demonstrate the MyWeb set-top box offering in exchange for additional promotion on the MyWeb TV portal.

Exclusivity:         Unless the Partners mutually agree otherwise, the Project will be non-exclusive.

Term:                The Agreement would be in effect from and after the Effective Date and shall continue for six (6) months unless either Party terminates as set forth below.

Termination:         Nether Party may terminate this Agreement without cause during the first six (6)
                     months after the Effective Date of this Agreement. In the event of a material breach, the non-breaching Party may terminate this Agreement with sixty (60) days after prior written notice of such breach to the other Party.

Confidentiality:     This Summary of Terms is not allowed to be disclosed in detail or copied to any other parties not already aware of the general terms of the Transaction without the prior written consent of each Partner.
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Agreed, Hong Kong, October 23, 1999


/s/ Nis Peter Lorentzen
-------------------------------------
Nis Peter Lorentzen
Managing Director
TVSN China (Holdings) Ltd.



          /s/ Danny Toe
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Danny Toe
President and Chief Operating Officer
MyWeb Inc.com


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